UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2012

BRIGGS & STRATTON CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e) Modified Compensatory Plan. On December 14, 2012 Briggs & Stratton Corporation amended its defined benefit pension plans and its defined contribution plans to freeze benefits under the defined benefit pension plans and increase benefits under the defined contribution plans.

The defined benefit pension plan amendments freeze accruals for all non-bargaining employees effective January 1, 2014, while preserving the 0.5% multiplier benefit for certain employees under the company's Amended and Restated Supplemental Executive Retirement Plan. Such employees include all executives named in the company's Summary Compensation Table on page 28 of its 2012 proxy statement.

The defined contribution plan amendments are also effective January 1, 2014. These amendments increase the company's maximum matching contribution from 3.5% to 4.0% of pay and offer all domestic non-bargaining employees a company non-elective contribution of 3.0% of the employee's pay. These contributions supplement a company non-elective contribution ranging from 3.0% to 8.0% of pay that is made for company officers who are not accruing benefits under a defined benefit plan. The company's named executive officers participate in these plans, including the Amended & Restated Key Employee Savings and Investment Plan.

In the press release attached to the company's SEC Form 8-K filed on October 18, 2012, the company stated it expects to recognize a pre-tax curtailment charge of approximately $2.0 million in the second quarter of fiscal year 2013 related to the above-described defined benefit plan changes. The impact of the amendments on the named executive officers is expected to decrease the future benefits they would have received under the company's defined benefit plans and to increase by a lesser amount the benefits they are estimated to receive under the company's defined contribution plans. Amounts related to these changes will be reflected in future years in the executive compensation tables in the company's annual meeting proxy statement titled Summary Compensation, Pension Benefits and Nonqualified Deferred Compensation.

The amendments made to the company's Amended & Restated Key Employee Savings and Investment Plan and Amended and Restated Supplemental Executive Retirement Plan are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment to the Amended & Restated Key Employee Savings and Investment Plan

10.2	Amendment to the Amended and Restated Supplemental Executive Retirement Plan

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: December 20, 2012	/s/ David J. Rodgers
David J. Rodgers
Senior Vice President and Chief Financial Officer
Duly Authorized Officer

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to the Amended & Restated Key Employee Savings and Investment Plan

10.2	Amendment to the Amended and Restated Supplemental Executive Retirement Plan

5